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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-56508) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-50741) of Hillenbrand Industries, Inc. of our report dated January 10, 1994 appearing on page 16 of this Form 10-K.



PRICE WATERHOUSE

Indianapolis, Indiana
February 24, 1994